UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  September 30, 2019

FRANCHISE GROUP, INC.

(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	001-35588 (Commission File Number)	27-3561876 (I.R.S. Employer Identification Number)

1716 Corporate Landing Parkway, Virginia Beach, Virginia 23454

(Address of Principal Executive Offices)  (Zip Code)

(757) 493-8855

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

In connection with the Asset Acquisition (as defined below), Franchise Group, Inc., a Delaware corporation formerly known as Liberty Tax, Inc. (the “Company”), caused Franchise Group New Holdco, LLC, a Delaware limited liability company and subsidiary of the Company (“New Holdco”), to amend Schedule 1 to the First Amended and Restated Limited Liability Company Agreement, dated July 10, 2019, of New Holdco (the “New Holdco LLC Agreement”), and entered into an Amendment No. 1 (the “RRA Amendment”) to that certain Registration Rights Agreement, dated July 10, 2019, between the Company and investors listed on Schedule 1 thereto (the “Registration Rights Agreement”), as follows:

Amendment to Schedule 1 to the New Holdco LLC Agreement

On September 30, 2019, the Company caused New Holdco to amend Schedule 1 to the New Holdco LLC Agreement to reflect the issuance of additional New Holdco Units (as defined below) to the Seller Owners (as defined below) in connection with the Asset Acquisition.

The foregoing description of the amendment to Schedule 1 of the New Holdco LLC Agreement does not purport to be complete and is subject to, and qualified in its entirety by, reference to the complete text of the amended Schedule 1 to the New Holdco LLC Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Amendment No. 1 to Registration Rights Agreement

On September 30, 2019, the Company entered into the RRA Amendment.  Pursuant to the terms and conditions of the RRA Amendment, Schedule 1(B) of the Registration Rights Agreement was amended to reflect the issuance of the Equity Securities (as defined below) to the Seller Owners in connection with the Asset Acquisition. The RRA Amendment also amended the Registration Rights Agreement to provide certain registration rights applicable to shares of common stock of the Company, par value $0.01 per share (“Common Stock”) into which the New Holdco Units and the Company Voting Non-Economic Preferred Stock (as defined below) may be exchanged in accordance with the New Holdco LLC Agreement and the certificate of designation setting forth the rights, terms and preferences of the Company Voting Non-Economic Preferred Stock (as amended and together with any certificate of increase adopted or approved in respect thereof, the “Certificate of Designation”).

The foregoing description of the RRA Amendment does not purport to be complete and is subject to, and qualified in its entirety by, reference to the complete text of the RRA Amendment, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities

On September 30, 2019, New Holdco entered into an asset purchase agreement (the “Asset Purchase Agreement”) with Guzman RTO LLC, a Delaware limited liability company (“Guzman”), RNB RTO LLC, a Delaware limited liability company (“RNB”), and RNBJ RTO LLC, a Delaware limited liability company (“RNBJ” and, collectively with Guzman and RNB, the “Sellers”), each of which is a franchisee of Buddy’s Newco, LLC, an indirect wholly-owned subsidiary of New Holdco (“Buddy’s”), pursuant to which New Holdco acquired 21 Buddy’s Home Furnishings stores from the Sellers (the “Asset Acquisition”). The Asset Acquisition was completed on September 30, 2019. Immediately following the completion of the Asset Acquisition, New Holdco caused all of the assets acquired and the liabilities, contracts and leases assumed pursuant to the Asset Acquisition, and all of the rights and obligations of New Holdco under the Asset Purchase Agreement, to be contributed and assigned to, and accepted and assumed by, Buddy’s.

In connection with the Asset Acquisition, the Sellers became entitled to receive, in the aggregate, 1,350,000 common units of New Holdco (the “New Holdco Units”) and 270,000 shares of the Company’s voting non-economic preferred stock (the “Company Voting Non-Economic Preferred Stock” and, collectively with the New Holdco Units, the “Equity Securities”), which Equity Securities were issued at the direction of the Sellers to Vintage RTO, L.P., Samjor Family LP and the Brian DeGustino Revocable Trust (collectively, the “Seller Owners”), which are direct or indirect equity holders of the Sellers.

Following an initial six-month lockup period, the Seller Owners may elect to cause New Holdco and the Company to redeem (a) one New Holdco Unit and (b) one-fifth of a share of the Company Voting Non-Economic Preferred Stock, respectively, in exchange for one share of Common Stock in accordance with the New Holdco LLC Agreement and the Certificate of Designation.

The Company relied on an exemption from registration for the issuances and sales described above pursuant to Section 4(a)(2) and/or Rule 506 of Regulation D of the United States Securities Act of 1933, as amended (the “Securities Act”), because the foregoing issuances and sales did not involve a public offering, the Seller Owners are “accredited investors” and/or had access to similar documentation and information as would be required in a registration statement under the Securities Act and the Seller Owners acquired the Equity Securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. The Equity Securities were offered without any general solicitation by the Company or its representatives. No underwriters or agents were involved in the foregoing issuances and sales and the Company paid no underwriting discounts or commissions. The Equity Securities issued and sold, are subject to transfer restrictions, and the certificates evidencing each Equity Security, if any, will contain an appropriate legend stating that such Equity Security has not been registered under the Securities Act and may not be offered or sold absent registration or pursuant to an exemption therefrom. The Equity Securities were not registered under the Securities Act and such Equity Securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

In connection with the Asset Acquisition, the Company increased the number of shares of the Company Voting Non-Economic Preferred Stock pursuant to a certificate of increase to the Certificate of Designation (the “Certificate of Increase”). The Certificate of Increase, which was approved by the Board of Directors of the Company and filed by the Company with the Secretary of State of the State of Delaware on September 30, 2019, increased the number of shares of the Company Voting Non-Economic Preferred Stock from 1,616,667 shares to 1,886,667 shares.

The foregoing description of the Certificate of Increase does not purport to be complete and is subject to, and qualified in its entirety by, reference to the complete text of the Certificate of Increase, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit

3.1	Certificate of Increase of the Number of Shares of Voting Non-Economic Preferred Stock of Franchise Group, Inc., filed with the Secretary of State of the State of Delaware on September 30, 2019.

10.1	Amended Schedule 1 to the First Amended and Restated Limited Liability Company Agreement, dated as of July 10, 2019, among Franchise Group New Holdco, LLC, as the company, Franchise Group, Inc., the Brian DeGustino Revocable Trust, the Amy DeGustino Revocable Trust, Samjor Family LP, Vintage RTO, L.P., Martin Meyer, Fengfeng Ren, David O’Neil and Jeffrey D. Miller, each as a member, and Franchise Group, Inc., as the manager.

10.2	Amendment No. 1 to Registration Rights Agreement, dated as of September 30, 2019, among Franchise Group, Inc., Tributum, L.P., Samjor Family LP, Vintage RTO, L.P., Vintage Capital Management, LLC and Vintage Tributum, LP.

EXHIBIT INDEX

Exhibit Number	Description of Exhibits

3.1	Certificate of Increase of the Number of Shares of Voting Non-Economic Preferred Stock of Franchise Group, Inc., filed with the Secretary of State of the State of Delaware on September 30, 2019.

10.1	Amended Schedule 1 to the First Amended and Restated Limited Liability Company Agreement, dated as of July 10, 2019, among Franchise Group New Holdco, LLC, as the company, Franchise Group, Inc., the Brian DeGustino Revocable Trust, the Amy DeGustino Revocable Trust, Samjor Family LP, Vintage RTO, L.P., Martin Meyer, Fengfeng Ren, David O’Neil and Jeffrey D. Miller, each as a member, and Franchise Group, Inc., as the manager.

10.2	Amendment No. 1 to Registration Rights Agreement, dated as of September 30, 2019, among Franchise Group, Inc., Tributum, L.P., Samjor Family LP, Vintage RTO, L.P., Vintage Capital Management, LLC and Vintage Tributum, LP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANCHISE GROUP, INC.

Date: September 30, 2019	By:	/s/ Michael S. Piper
Michael S. Piper
Vice President and Chief Financial Officer